Exhibit 10.1

REGISTRATION RIGHTS AND TRANSFER RESTRICTION AGREEMENT

This REGISTRATION RIGHTS AND TRANSFER RESTRICTION AGREEMENT (this “Agreement”), dated as of July 12, 2012, is entered into by and among Apricus Biosciences, Inc., a Nevada corporation (the ”Beneficiary”) and Gerard Burger, Martine Burger, Rached Gaida, Eric Diallo and Dominique Baptiste (collectively, the “Contributors”) (each a “Party” and collectively, the “Parties”).

WHEREAS, Beneficiary and Contributors are parties to a Stock Contribution Agreement, dated as of June 19, 2012 (the “Contribution Agreement”), pursuant to which the Contributors will contribute to the Beneficiary, and the Beneficiary will accept from the Contributors, one hundred percent (100%) of the issued and outstanding shares of capital stock of Finesco, SA, a French company (the “Transaction”);

WHEREAS, in connection with the Transaction, Contributors will receive newly issued unregistered shares of common stock, par value $.001 per share, of Beneficiary (the “Beneficiary Shares”);

WHEREAS, it is a condition to consummation of the Transaction that Beneficiary enter into this Agreement providing for the resale registration of the Beneficiary Shares to be received by Contributors in the Transaction; and

WHEREAS, the Beneficiary is willing to prepare and file a resale registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the Beneficiary Shares and to maintain the effectiveness of such registration statement, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements hereinafter contained, the parties hereby agree as follows:

ARTICLE I

Definitions

1.1.              Definitions. All terms used in this Agreement which are defined in the Contribution Agreement shall have the meanings specified in the Contribution Agreement unless the context otherwise requires.

ARTICLE II

Registration of the Shares

2.1.              Resale Registration Statement. The Beneficiary will prepare, and after the Closing Date promptly (but in no event later than twenty (20) Business Days after the Closing Date) file with the SEC, a resale registration statement (the “Registration Statement”) relating to the offer and sale by Contributors at any time and from time to time on a delayed or continuous basis in accordance with Rule 415 under the Securities Act and in accordance with this Agreement, of the Beneficiary Shares issuable under the Contribution Agreement (including Beneficiary Shares subject to escrow), together with such indeterminate number of additional securities resulting from stock splits, stock dividends or other distributions, exchanges, recapitalizations or similar transactions with respect to the Beneficiary Shares issuable under the Contribution Agreement (the “Registrable Securities”).  The Beneficiary shall use its best efforts to have the Registration Statement declared effective as promptly as practicable, but in no event later than the earlier of (a) forty (40) Business Days following the Closing Date and (b) five (5) Business Days following the date on which the SEC notifies the Beneficiary or its counsel that the Registration Statement is not subject to any further review; provided, however, if the SEC screens the Registration Statement for review, then the forty (40) Business Days period shall be extended to sixty (60) Business Days (with such date on which the Registration Statement becomes effective referred to as the “Effective Date”). Promptly upon receipt of an order of the SEC declaring the Registration Statement effective, the Beneficiary shall deliver or make available to Contributors a copy of such Registration Statement and any amendments thereto together with confirmation from the Beneficiary that the Registration Statement is effective and an opinion of counsel representing the Company for the purposes of such Registration in form and substance reasonably acceptable to Contributors, addressed to Contributors, confirming that the Shares have been registered for resale under the Securities Act and, subject to the transfer restrictions contained in this Agreement, may be sold pursuant to the prospectus contained in the Registration Statement.

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2.2.              Blue Sky. The Beneficiary shall use its best efforts to permit the resale by Contributors of the Registrable Securities under the blue sky laws of the several states, provided, however, that the Beneficiary shall not be required to consent to the service of process in any state or jurisdiction pursuant to this Section 2.2.

ARTICLE III

Maintenance of Registration Statement and Prospectuses

3.1.              The Beneficiary shall use its best efforts to keep the Registration Statement and the prospectus contained therein (as amended or supplemented from time to time, the “Prospectuses” and each a “Prospectus”) current, effective and usable at all times until the earlier of (i) the date on which the Contributors may sell all Registrable Securities without restriction pursuant to Rule 144 under the Securities Act, or (ii) the date on which all Registrable Securities have been disposed of by Contributors (the “Registration Period”). In the event the Registration Statement cannot be kept current, effective or usable for the Registration Period, the Beneficiary shall use its best efforts to prepare and file with the SEC and have declared effective as promptly as practicable another registration statement on the same terms and conditions as the initial Registration Statement (provided that the Beneficiary shall have 30 Business Days from the date that the Beneficiary learns that the Registration Statement is no longer current, effective or usable to file the new registration statement) and such registration statement shall be considered the Registration Statement for purposes hereof.

The Beneficiary shall furnish to Contributors such number of copies of the Prospectus and all supplements thereto in conformity with the requirements of the Securities Act, and an electronic copy of the Prospectus to facilitate the disposition of the Registrable Securities. The Beneficiary shall furnish to Contributors copies of all correspondence with the SEC related to the Registration Statement, including “stop orders”, SEC comment letters and responses thereto.

3.2.              The Beneficiary shall advise Contributors promptly in writing when the Registration Statement, or any post-effective amendment thereto, has been declared effective by the SEC. The Beneficiary shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, advise Contributors in writing of the receipt by the Beneficiary of any stop order from the SEC suspending the effectiveness of the Registration Statement. If at any time during the Registration Period there shall be a stop order suspending the effectiveness of the Registration Statement, the Beneficiary shall use its best efforts to obtain promptly the withdrawal of such order. The Beneficiary shall advise Contributors in writing of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement or Prospectus untrue, or that requires the making of any additions to or changes in the Registration Statement or Prospectus in order to make the statements therein not misleading and in such event the Beneficiary shall prepare and file with the SEC, as promptly as practicable, an amendment to such Registration Statement or an amendment or supplement to such Prospectus so that, as so amended or supplemented, such Registration Statement and such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances then existing, not misleading.

The Beneficiary shall permit Contributors and counsel to the Contributors to review each Registration Statement and Prospectus and all amendments and supplements thereto, and all responses to SEC comment letters, a reasonable time prior to their filing with the SEC, and will not file any document to which such counsel reasonably objects on the basis that such document contains a material misstatement or omission related to the Contributors; provided that any the time period during which (i) such documents are being reviewed by the Contributors or (ii) good faith disagreement between the Beneficiary and Contributors regarding a material misstatement or omission, shall not count toward the filing deadlines specified in Section 2.1 and Section 3.1.

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Contributors shall furnish to the Beneficiary such information regarding such party and the distribution of the Registrable Securities as the Beneficiary may from time to time reasonably request in writing in order to comply with the Securities Act. Contributors shall notify the Beneficiary as promptly as practicable of any inaccuracy or change in information previously furnished by such party to the Beneficiary or of the happening of any event in either case as a result of which any Prospectus relating to the Registration Statement contains an untrue statement of a material fact regarding such party or the distribution of such Registrable Securities, or omits to state any material fact regarding such party or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and to furnish promptly to the Beneficiary any additional information required to correct or update any previously furnished information or required so that such Prospectus shall not contain, with respect to such party or the distribution of such Registrable Securities an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

3.3.              The Beneficiary shall use its best efforts to cause all of the Registrable Securities to be admitted for listing on the NASDAQ Stock Market, which listing shall be effective no later than the Effective Date.

3.4.              The Beneficiary shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement. Upon the transfer of Registrable Securities, the Beneficiary shall promptly deliver, or shall cause the Beneficiary’s legal counsel to deliver, to the transfer agent for the Registrable Securities (with copies to the transferor) an appropriate instruction and an opinion of counsel in the form required by the transfer agent in order to issue the Registrable Securities free of restrictive legends, so long as the Contributors have furnished to counsel documentation reasonably acceptable to such counsel related to the transfer and the Registrable Securities.

3.5.              At the request of a Contributor, the Beneficiary shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any Prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement and Prospectus.

ARTICLE IV

Restriction on Transfer

4.1.              For a period of 180 days after the Closing, each Contributor shall not, and shall not permit any of their Affiliates to, sell, encumber, pledge or otherwise transfer (a “Transfer”) in the aggregate, on any given day, such number of shares of Beneficiary Shares received pursuant to the Contribution Agreement other than in accordance with the selling plan attached as Exhibit A hereto and shall use best efforts to promptly report to the Beneficiary the selling price of all such sales effected within such 180-day period. Notwithstanding anything herein to the contrary, the Transfer restrictions set forth in this section shall not apply to any Transfer of any portion of the Beneficiary Shares received pursuant to the Contribution Agreement to one or more Affiliates of the Contributors, provided, however, that such Affiliate(s) shall agree in writing prior to such Transfer to be bound by the terms of this Agreement and, provided further, that the aggregate number of Beneficiary Shares received pursuant to the Contribution Agreement that may be sold by all a Contributor, together with Affiliates to whom such Contributor has transferred such shares, shall not exceed in the aggregate the maximum number of shares of Beneficiary Shares that may be sold as provided pursuant to Exhibit A.

ARTICLE V

Expenses

5.1.              All expenses incident to the Beneficiary’s performance of or compliance with this Agreement will be borne by the Beneficiary, including, without limitation, all: (i) registration and filing fees and expenses; (ii) expenses of printing; and (iii) fees and expenses of counsel for the Beneficiary. Contributors shall pay for its own fees and expenses relating hereto, including but not limited to the fees and expenses of counsel for Contributors. To the extent that the Contributors wish to sell any portion of the Registrable Securities in an underwritten transaction pursuant to the Registration Statement, the Contributors shall be solely responsible for the fees, expenses and commissions of any underwriters or placement agents who may underwrite or participate in any distribution of the Registrable Securities.

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ARTICLE VI

Indemnification

6.1.              The Beneficiary will, and does hereby agree to, indemnify and hold harmless to the fullest extent permitted by law, the Contributors, and each of their directors, officers, employees and agents and each person controlling Contributors with respect to any registration effected pursuant to this Agreement against all claims, losses, damages, liabilities, costs (including, without limitation, reasonable attorney’s fees) and expenses (or actions in respect thereto) including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which Contributors may become subject under the Securities Act, the Securities Exchange Act of 1934 (the “Exchange Act”), or other federal or state law insofar as such claims, losses, damages, liabilities, costs or expenses (or actions in respect thereto) arise out of, caused by or are based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Securities, or other document, or any amendment or supplement thereto, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Beneficiary of any federal, state or common law, rule or regulation applicable to the Beneficiary in connection with any registration statement or prospectus relating to the Registrable Securities, or other document, or any amendment or supplement thereto, and will reimburse, in accordance with this Article VI, each such party for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided that the Beneficiary shall not be required to indemnify or hold harmless any Contributor for any claim, loss, damage, liability or action if any Contributor would be required to indemnify or hold harmless the Beneficiary with respect to such claim, loss, damage, liability or action.

6.2.              Each Contributor agrees, severally and not jointly, to indemnify and hold harmless to the fullest extent permitted by law, the Beneficiary, each of its directors, officers, employees and agents and each person controlling the Beneficiary and the officers, directors, employees and agents of each such controlling person against all claims, losses, damages, liabilities costs (including, without limitation, reasonable attorney’s fees) and expenses (or actions in respect thereof) including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or the Prospectus included therein, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Beneficiary, and each such director, officer employee, agent and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement or Prospectus, in reliance upon and in conformity with written information furnished to the Beneficiary by such party and stated to be specifically for use therein.

6.3.              Each party entitled to indemnification under this Article VI (the “Indemnified Party”) shall give written notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and after the Indemnifying Party assumes the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, unless in the reasonable judgment of the Indemnified Party, representation of such Indemnified Party by such counsel would be inappropriate due to actual or potential differing interests between such Indemnified Party and the Indemnifying Party in such proceeding in which case such Indemnified Party shall have the right to employ separate counsel to participate in such defense at the expense of the Indemnifying Party; it being understood that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at

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any time for all such Indemnified Parties provided, however, that the Indemnifying Party shall bear the expenses of independent counsel for the Indemnified Party if the Indemnified Party reasonably determines that representation of more than one party by the same counsel would be inappropriate due to actual or potential conflicts of interest between the Indemnified Party and the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article VI, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability in respect to such claim or litigation.

6.4.              If the indemnification provided for in Section 6.1 or 6.2 of this Article VI is for any reason unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each Indemnifying Party under any such subsection, in lieu of indemnifying such Indemnified Party thereunder, hereby agrees to contribute to the amount paid or payable by such Indemnified Party as a result of such claims, actions, demands, losses, damages, liabilities, cost or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount Contributors shall be obligated to contribute pursuant to this Section 6.4 shall be limited to an amount equal to the per share sale price (less any underwriting discount and commissions) multiplied by the number of Beneficiary Shares sold by such party pursuant to the Registration Statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such party has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such shares). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution hereunder from any person who was not guilty of such fraudulent misrepresentation. The obligations of Contributors under this paragraph will be several (based on shares sold pursuant to a registration effected pursuant to this Agreement) and not joint.

ARTICLE VII

Rule 144 Reporting

7.1.              With a view to making available to Contributors the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Beneficiary agrees to use its best efforts to:

(a)                 comply with all the reporting requirements of the Exchange Act, and comply with all other public information reporting requirements of the SEC as a condition to the availability of an exemption from the Securities Act under Rule 144 thereunder, as amended from time to time, or successor rule thereto, for the sale of Registrable Securities by Contributors;

(b)                 provide, at the Beneficiary’s expense, such opinion of counsel as may be reasonably requested by the transfer agent for the Registrable Securities in connection with each transfer of Registrable Securities pursuant to an exemption from the registration requirements of the Securities Act (under Rule 144 thereunder, as amended from time to time, or successor rule thereto or otherwise) or otherwise, so long as the Contributors have furnished to counsel documentation reasonably acceptable to such counsel related to the transfer and the Registrable Securities; and

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(c)                 undertake any additional actions reasonably necessary to maintain the availability of the use of Rule 144.

7.2.              So long as Contributors own any Registrable Securities, furnish to such party forthwith upon request, a copy of the most recent annual or quarterly report of the Beneficiary, and such other reports and documents as such party may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such Registrable Securities without registration; provided that such reports are not otherwise available to Contributors on the SEC’s Edgar website.

ARTICLE VIII

Amendments

8.1.              This Agreement may not be amended without the written consent of the Beneficiary and a Majority of the Warrantors, which amendment shall be binding upon all of the Contributors.

ARTICLE IX

Miscellaneous

9.1.              Entire Agreement. This Agreement, the Contribution Agreement, including its exhibits, and the Escrow Agreement shall constitute the entire understanding and agreement between the parties to it in relation to the subject matter of this Agreement and shall together supersede all previous agreements among the Parties in relation to the same subject matter.

9.2.              Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall be made as set forth in the Contribution Agreement.

9.3.              Headings. The headings preceding the text of the Articles, Sections and subsections hereof are inserted solely for convenience of reference, and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect. All words used in this Agreement will be construed to be of such gender or number as the context may require.

9.4.              Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the Parties hereto and delivered to the other Party, it being understood that the Parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile or .pdf transmission.

9.5.              Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Contributors.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.6.              Conflict; Construction of Documents. In the event of any conflict between the provisions of this Agreement and the Contribution Agreement, the provisions of the Contribution Agreement shall prevail.

9.7.              Governing Law. This Agreement and all agreements, documents and instruments delivered pursuant hereto or incorporated herein, unless otherwise expressly provided therein, shall be governed by and construed in accordance with the laws of the State of California, without regard to its conflict of laws provisions.

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9.8.              Submission to Jurisdiction. Each of the Parties to this Agreement (a) consents to submit itself to the exclusive personal jurisdiction of any state or federal court sitting in the State of California, County of San Diego, including the federal district court for the Southern District of California, in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Each of the Parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Party with respect thereto. Any Party hereto may make service on another Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 9.2. Nothing in this Section 9.8, however, shall affect the right of any Party to serve legal process in any other manner permitted by law. Each party acknowledges and agrees that the other party shall be entitled to seek temporary or permanent injunctive relief or specific performance in order to enforce its rights under this Agreement.

9.9.              Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

9.10.           Interpretation. When reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. The language used in this Agreement shall be deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state or local law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

9.11.           The Parties may by mutual agreement amend this Agreement in any respect, and any Party, as to such Party, may extend the time for the performance of any of the obligations of any other Party; and waive compliance by any other Party with any of the agreements contained herein and performance of any obligations by such other Party. To be effective, any such amendment or waiver must be in writing and be signed by the Party against whom enforcement of the same is sought.

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IN WITNESS WHEREOF, the Parties hereto have executed this Registration Rights and Transfer Restriction Agreement on the day and year first above written.

BENEFICIARY: Apricus Biosciences, Inc.
By: /s/ Bassam Damaj Name: Bassam Damaj, Ph.D.
Title: President and Chief Executive Officer
Date: July 12, 2012

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CONTRIBUTORS:
MR. GERARD BURGER
/s/ Gerard Burger
Date: July 12, 2012
acting on his behalf

MRS. MARTINE BURGER
/s/ Martine Burger
Date: July 12, 2012
acting on her behalf

MR. ERIC DIALLO
/s/ Eric Diallo
Date: July 12, 2012
acting on his behalf

MRS. DOMINIQUE BAPTISTE
/s/ Dominique Baptiste
Date: July 12, 2012
acting on her behalf

MR. RACHED GAIDA
/s/ Rached Gaida
Date: July 12, 2012
acting on his behalf

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